SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported):  May 20, 1996



                         SONAT OFFSHORE DRILLING INC.
            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)



      1-7746                                           72-0464968
(Commission File Number)                   (IRS Employer Identification No.)


4 Greenway Plaza, Houston, Texas                 77046
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (713) 871-7500


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ITEM 5   OTHER EVENTS

      Attached as Exhibit 99.1 hereto is a copy of the letter agreement, dated

May 20, 1996, between Sonat Offshore Drilling Inc. and Tiger Management Corp.,

the owner of approximately 17.2% of the outstanding shares of Transocean ASA.


ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

      The Index to Exhibits to this report is incorporated herein by reference.


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                                   SIGNATURE
                                   ---------
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SONAT OFFSHORE DRILLING INC.



                                   By    /s/  Robert L. Long
                                      ------------------------------
Date:  June 20, 1996                  Robert L. Long
                                      Senior Vice President


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

                               INDEX TO EXHIBITS



          Exhibit No.                      Description
          -----------                      -----------
             99.1                Letter agreement, dated May 20,
                                 1996, between the Company and
                                 Tiger Management Corp.
